Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.9800%



        Excess Protection Level
          3 Month Average   4.78%
          July, 1998   5.03%
          June, 1998   4.58%
          May, 1998   4.75%


        Cash Yield                                  18.75%


        Investor Charge Offs                         5.14%


        Base Rate                                    8.58%


        Over 35 Day Delinquency                      4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $ 37,740,921,726.81


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,743,527,208.32